CLASS A SHARES: CMGTX

CLASS C SHARES: CMGCX

PROSPECTUS

September 1, 2011

As Amended September 26, 2011

1-866-CMG-9456

www.CMGARSFunds.net

Advised by:

CMG Capital Management Group, Inc.

150 N. Radnor-Chester Road, Suite A150

Radnor, PA 19087

Sub-advised by:
Anchor Capital Management Group, Inc.	AIFS, LLC	Heritage Capital, LLC
16140 Sand Canyon Avenue, Suite 101	335 Madison Avenue,Mezzanine	1 Bradley Road, Suite 202
Irvine, California 92618	New York, NY 10017	Woodbridge CT 06525

Howard Capital Management, Inc.	Scotia Partners, Ltd.	Traub Capital Management, LLC
555 Sun Valley Drive, #B4	436 Ridge Road	97 Chapel Street
Roswell, GA 30076	Spring City, PA 19475	Needham, Massachusetts 02492

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Portfolio Turnover	1
Principal Investment Strategies	1
Summary of Principal Investment Sub-Strategies	2
Principal Investment Risks	3
Performance	5
Investment Adviser	5
Sub-Advisers	5
Portfolio Managers	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
Investment Objective	6
Principal Investment Strategies	6
Summary of Principal Investment Sub-Strategies	8
Principal Investment Risks	11
Temporary Investments	15
Portfolio Holdings Disclosure	15
MANAGEMENT	15
Investment Adviser	15
Investment Adviser Portfolio Managers	15
SUB-ADVISERS AND PORTFOLIO MANAGERS	16
HOW SHARES ARE PRICED	17
HOW TO PURCHASE SHARES	18
HOW TO REDEEM SHARES	21
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	22
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	23
DISTRIBUTION OF SHARES	24
Distributor	24
Distribution Fees	24
Additional Compensation to Financial Intermediaries	24
Householding	24
FINANCIAL HIGHLIGHTS	25
Notice of Privacy Policy and Practices	27

FUND SUMMARY

Investment Objective: The Fund’s investment objective is to generate absolute return.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 18 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	CLASS A SHARES	CLASS C SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.40%	1.00%
Other Expenses	0.36%	0.36%
Acquired Fund Fees and Expenses(1)	0.80%	0.80%
Total Annual Fund Operating Expenses	3.31%	3.91%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$889	$1,534	$2,201	$3,970
Class C	$393	$1,192	$2,008	$4,129

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 4,523% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests in a combination of (i) equity securities, (ii) fixed income securities, (iii) other investment companies, (iv) cash equivalents and (v) derivatives on equity securities, fixed income securities and foreign currencies.  The Fund's investment adviser, CMG Capital Management Group, Inc. (the "Adviser") manages a portion of the Fund's portfolio directly and allocates the management of the balance of the Fund’s portfolio among the Fund's sub-advisers, each of which has a proprietary investment style.  The allocation of the Fund's assets among the various sub-advisory firms is based on the Adviser's assessment of the factors on page 7 of the Fund’s Prospectus.

Through the various sub-strategies, the Fund invests primarily in equity and fixed income securities of U.S. companies, both directly and indirectly through mutual funds, including open-end funds (mutual funds), closed-end funds and exchange-traded funds (collectively, “Underlying Funds”).  Exchange-traded funds or “ETFs” are registered investment companies that generally seek to track the performance of a particular market index, such as the Standard & Poor's 500, or of a particular segment of the market such as an industry sector or geographic region.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or “junk” bonds.  The Fund defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or determined to be of similar quality by the Fund’s Adviser or a sub-adviser.  Such securities are considered speculative investments that carry greater risk of default.  The Fund may hold U.S. Government securities or cash equivalents for collateralization obligations, to pay redemption requests or while pending investment.  The Fund may also invest in commodity-based securities such as Underlying Funds that track the value of precious metals or equity securities of companies involved in the mining, exploration or development of commodities. The Fund may invest in a wide range of instruments, markets and asset classes, including but not limited to U.S. and foreign equities (including equity securities of companies in developing countries or emerging markets), other types of investment companies and derivative investments such as futures and options.  Derivative investments may be used by the sub-advisers for hedging purposes or for speculative purposes.  The Fund (or the Underlying Funds in which the Fund may invest) may sell securities short or leverage its assets through borrowings for investment purposes.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Adviser generally allocates 5% to 15% of the Fund's assets to each principal sub-strategy.  The Adviser may rebalance the allocation on a periodic basis for various reasons, including to maintain the initial asset allocations, or to reallocate assets among the sub-strategies for strategic reasons.  Under normal circumstances, the Adviser anticipates that the allocation to any one sub-strategy will not vary by more than plus or minus 20% of the Fund’s assets.  The Adviser utilizes its own proprietary research as well as the research of independent third parties such as statistical reporting organizations to identify suitable sub-advisers and determining an appropriate allocation of the Fund's assets to the various sub-strategies and sub-advisers.

Summary of Principal Investment Sub-Strategies

The following presents a brief summary of each sub-strategy which is managed by the Adviser or a sub-adviser.

Scotia Partners Growth S&P Plus Program:  Scotia Partners, Ltd. seeks to contribute to the Fund's investment objective by investing directionally long or short in positions linked to the S&P 500 Index using its proprietary quantitative investment model.  Based on the analysis of S&P 500 price data across multiple time frames, the strategy will invest on a leveraged basis (seeking to provide investment returns that correlate up to 200% of the daily performance of the S&P 500 Index).  The strategy will invest in index mutual funds, exchange traded funds and S&P 500 equity futures but may also invest in derivatives.

The strategy attempts to generate high probability trades with a high degree of selectivity. Trades typically have a one- to three-day duration; therefore, the Fund may be in money markets or cash more than 50% of the time.  Because the strategy involves frequent and short-term trading, the strategy could contribute to higher portfolio turnover.  The sub-adviser for the Fund is Scotia Partners, Ltd.

Traub FX Strategy:  Traub Capital Management, LLC seeks to contribute to the Fund's investment objective by investing long or short in Foreign Exchange currency futures contracts of major developed nations as directed by its multi-factor, quantitative model.  This sub-adviser expects that by applying its model, which analyzes macroeconomic and financial factors including relative interest and inflation rates, this strategy will generate consistent positive absolute returns.

CMG Managed HY Bond Strategy:  The Adviser seeks to contribute to the Fund's investment objective by investing in a long-only blend of money market funds and positions in Underlying Funds linked to high yield bonds utilizing a proprietary quantitative and qualitative investment model.  By switching between money markets funds and Underlying Funds, using buy/sell signals from its model, the Adviser expects to produce returns superior to a buy and hold high yield indexing strategy.

CMG Cook S&P ETF Trading Strategy:  The Adviser seeks to contribute to the Fund's investment objective by investing long or short in S&P 500 ETFs utilizing a qualitative and quantitative discretionary approach.  The Adviser expects that by using its discretionary approach, which is informed by the “Cook Cumulative Tick” indicator to determine the short term overbought or oversold condition of the U.S. equity markets, it can generate returns in excess of a passive buy and hold S&P 500 indexing strategy.

AIFS Active U.S. Treasury Management Strategy:  American Independence Financial Services, LLC seeks to contribute to the Fund's investment objective by investing long and short in U.S. Treasury Bond futures positions utilizing a multi-factor investment model.  By trading U.S. Treasury Bond Futures, long and short on a monthly basis, using interest rate direction signals from its model, which relies on 40 years of publicly available economic data, this sub-adviser expects to produce returns superior to a buy and hold U.S. Treasury indexing strategy.

CMG System Research Treasury Bond Strategy: The Adviser seeks to contribute to the Fund’s investment objective by investing in long and short positions in Underlying Funds linked to the performance of the current Long Treasury Bond.  The Adviser believes that by applying a multi-factor quantitative model, the strategy can produce returns in excess of buying and holding U.S. Long Treasury Bond mutual funds.

Heritage Capital Gold Strategy:  Heritage Capital, LLC seeks to contribute to the Fund's investment objective by investing in a long-only blend of money market funds and positions in Underlying Funds investing in precious metal equities.  This sub-adviser expects that by making investments based on its short- to intermediate-term outlook on the gold market, as informed by price momentum and other technical indicators, it can produce returns in excess of a passive buy and hold gold indexing strategy.

Anchor Capital L/S HY Bond Strategy:  Anchor Capital Management Group, Inc. seeks to contribute to the Fund's investment objective by investing in cash or hedged or long or short positions in Underlying Funds that are linked to high yield bonds as directed by its proprietary intermediate-trend model.  This sub-adviser expects that by combing cash, hedged, long and short positions in high yield Underlying Funds, the Fund will benefit from superior returns versus a high yield indexing strategy.

Howard Capital Sector Rotation Program:  Howard Capital Management, Inc. seeks to contribute to the Fund’s investment objective by rotating positions amongst the Rydex and/or ProFunds equity sector funds.  The strategy takes into account several fundamental and technical factors to determine long trades in US Equity Sector, Equity Index and US Government Bond mutual funds.  The strategy has a two step process. First, the model identifies whether to be long or in cash (money market) based on Howard Capital's proprietary model that analyzes new highs and new lows on the AMEX, NASDAQ and NYSE exchanges over multiple timeframes.  If the model indicates the program should be long, a quantitative overlay will identify the top two sector funds that the model should invest in. Daily analysis is done to determine whether the strategy should remain long and whether it should remain in the existing sector allocation or if it should rotate into other sectors with stronger momentum. The program will equally allocate portfolio funds (50/50) to each of the top two sectors identified by the quantitative overlay.

In general, the Fund follows an "absolute return" strategy, seeking capital appreciation during periods of both positive and negative market environments.  The Adviser starts with the premise that not all investment strategies or styles are successful all of the time.  Based on this premise, the Adviser allocates the Fund's assets among different investment styles (called "sub-strategies") that it believes offer the potential for attractive investment returns individually.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

o

Currency Exchange Rate Risk – Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund’s shares.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  To manage currency risk, the Fund may enter into forward currency contracts.

o

Derivatives Risk – The Fund may use derivatives (including futures and options) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

o

Fixed Income Risk – The value of the Fund's investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds and bond funds owned by the Fund.  On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

o

Foreign Exposure – Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

o

Gold-Related Securities Risk – Investments in gold-related securities, such as ETFs and forward and futures contracts, may subject the Fund to greater volatility than investments in traditional securities. The value of gold-related securities may fluctuate due to overall market movements and other factors affecting the value of the price of gold-related securities, such as inflation or inflation expectations, interest rates, currency fluctuations, gold supply and demand, or political and regulatory developments. A fluctuation in the price of gold underlying a derivative security may cause the Fund to lose money.

o

High-Yield Bond Risk – Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

o

Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

o

Leveraging Risk – The use of leverage, such as borrowing money to purchase securities, will magnify the Fund's gains or losses.

o

Liquidity Risk – The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

o

Management Style Risk – The Adviser's and/or sub-adviser's judgments about the potential appreciation of a particular security or currency in which the Fund invests or calls it writes may prove to be incorrect.

o

Non-Diversification Risk – The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

o

Portfolio Turnover Risk – Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

o

Sector Risk – The Fund's investments in a sector bear the risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.

o

Short Selling Risk – The Fund (and the Underlying Funds) may engage in short selling activities, which are more risky than "long" positions (purchases) because the cost of the replacement security or instrument is unknown.

o

Stock Market Risk – Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

o

Underlying Funds – Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds.  Each other investment company and ETF is subject to specific risks, depending on the nature of the fund.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class A shares of the Fund for each full calendar year since the Fund's inception. Returns for Class C shares, which are not presented, will vary from the returns for Class A shares.  The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-866-CMG-9456 or visiting www.CMGARSFunds.net.

Class A Annual Total Return For Calendar Years Ended December 31

Best Quarter:	4th Quarter 2010	4.12%
Worst Quarter:	3rd Quarter 2010	(2.37)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2011, was 0.82%.

Performance Table

Average Annual Total Returns

(For period ended December 31, 2010)

Class A shares	One Year	Since Inception (5/1/2009)
Return before taxes	(3.43)%	(4.36)%
Return after taxes on distributions	(3.43)%	(4.36)%
Return after taxes on distributions and sale of Fund shares	(2.23)%	(3.69)%

Class C Return before taxes	1.99%	(1.45)%
Standard & Poor's 500 Index	15.06%	26.71%
HFRI Macro Systematic Diversified Index	9.76%	7.26%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns for Class C shares, which are not shown, will vary from those of Class A shares.

The HFRI Macro Systematic Diversified Index (the "Index") is composed of pooled investment vehicles (commonly known as hedge funds) selected to be broadly representative of funds employing a mathematical multiple-asset class investment selection process known as a "macro systematic" strategy.  The Index is created and maintained by Hedge Fund Research, Inc. a global research and consulting firm specializing in the areas of indexation and analysis of hedge funds.

Investment Adviser: CMG Capital Management Group, Inc. is the Fund’s investment adviser.

Sub-Advisers: Anchor Capital Management Group, Inc., American Independence Financial Services, LLC, Heritage Capital, LLC, Howard Capital Management, Inc., Scotia Partners, Ltd. and Traub Capital Management, LLC.

Portfolio Managers:

Stephen Blumenthal	CMG Capital Management Group, Inc.	Since 2009
Heydon Traub	Traub Capital Management, LLC	Since 2009
Clifford Montgomery	Scotia Partners, Ltd.	Since 2009
R. Vance Howard	Howard Capital Management, Inc.	Since 2010
Paul Schatz	Heritage Capital, LLC	Since 2009
Eric Leake	Anchor Capital Management Group, Inc.	Since 2009
T. Kirkham Barneby & Glenn Dorsey	American Independence Financial Services, LLC	Since 2010

Purchase and Sale of Fund Shares: The minimum initial investment to open an account is $25,000 ($5,000 for retirement accounts) and the minimum subsequent investment is $1,000.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective: The Fund’s investment objective is to generate absolute return.  The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.  The Fund is intended for investors who desire an investment among several sub-strategies and asset classes in one mutual fund and as part of an overall disciplined investment program.

Principal Investment Strategies:  The Fund invests in a combination of (i) equity securities, (ii) fixed income securities, (iii) other investment companies, (iv) cash equivalents and (v) derivatives on equity securities, fixed income securities and foreign currencies.  The Fund's investment adviser, CMG Capital Management Group, Inc. (the "Adviser") manages a portion of the Fund's portfolio directly and allocates the management of the balance of the Fund's portfolio among the Fund's sub-advisers, each of which has a proprietary investment style.  The allocation of the Fund's assets among the various sub-advisory firms is done by the Adviser and is based on the Adviser's assessment of the factors discussed in more detail below.  It is the Adviser's belief that diversification among different investment strategies is more likely to achieve overall capital appreciation than simply employing a single firm to manage the Fund’s assets.  This approach is designed to reduce the management risk, which is the risk that a particular investment strategy or investment manager may not achieve its stated investment objectives, and to achieve lower volatility by combining the skills of sub-advisers with complementary but different investment approaches.  The Adviser intends to achieve the Fund's investment objective by selecting separate sub-advisers to implement distinct sub-strategies or “programs” for the Fund, based upon the Adviser’s evaluation of each sub-adviser’s expertise and performance in managing its respective portion of the Fund's assets.  The Adviser monitors each sub-adviser for adherence to its specific strategy, and monitors the overall portfolio for compliance with the Fund’s specific investment objective, policies and strategies.  In addition, the Adviser may manage a portion of the assets of the Fund itself pursuant to its own investment strategy.

Multiple Managers:  The Adviser believes that it is possible to enhance shareholder value by using one or more sub-advisory firms to manage the assets of the Fund pursuant to each sub-advisory firm's proprietary investment style.  The allocation of the Fund's assets among the various sub-advisory firms is done by the Adviser and is based on the Adviser's assessment of the factors discussed in more detail below.  It is the Adviser's belief that diversification among different investment strategies is more likely to achieve overall capital appreciation than simply employing a single firm to manage the Fund’s assets.  This approach is designed to reduce the management risk, which is the risk that a particular investment strategy or investment manager may not achieve its stated investment objectives, and to achieve lower volatility by combining the skills of sub-advisers with complementary but different investment approaches.  The Adviser intends to achieve the Fund's investment objective by selecting separate sub-advisers to implement distinct sub-strategies or “programs” for the Fund, based upon the Adviser’s evaluation of each sub-adviser’s expertise and performance in managing its respective portion of the Fund's assets.  The Adviser monitors each sub-adviser for adherence to its specific strategy, and monitors the overall portfolio for compliance with the Fund’s specific investment objective, policies and strategies.  In addition, the Adviser may manage a portion of the assets of the Fund itself pursuant to its own investment strategy.

Shareholders will be notified in advance of any change in sub-adviser or any material change in the Fund’s investment sub-strategies.  The Fund and the Adviser have received an order granted by the Securities and Exchange Commission that allows the Adviser to hire new sub-advisers without shareholder approval.

Absolute Returns:  The Fund follows an "absolute return" strategy, seeking capital appreciation during periods of both positive and negative market environments.  The use of the term "absolute return" is meant to distinguish the Fund's goals and strategies from most other mutual funds.  Most other mutual funds seek to produce relative positive returns, that is, a return that exceeds the return of a market index, benchmark or a group of peer funds.  Conversely, though the use of the various sub-strategies and appropriate asset allocation among those sub-strategies, the Fund seeks positive absolute returns regardless of market conditions.

Asset Allocation:  The Adviser starts with the premise that not all investment strategies or styles are successful all of the time.  Based on this premise, the Adviser allocates the Fund's assets among different investment styles (called "sub-strategies") that it believes offer the potential for attractive investment returns individually.  By combining the sub-strategies in one Fund, the Adviser intends to provide an investment option that provides a lower correlation and lower volatility than the broader stock and bond markets and the individual sub-strategies alone.  The Adviser reviews a wide range of factors when considering the inclusion of a potential sub-strategy and the appropriate amount of the Fund that should be allocated to that specific sub-strategy.  Examples of these factors include, but are not limited to: the potential investment return compared to the sub-strategy’s investment risk, the similarity or relationship between the various sub-strategies, and the liquidity and availability of the underlying securities used in the sub-strategies. Each sub-strategy selected by the Adviser seeks an absolute return, which means that the sub-strategy attempts to achieve positive investment returns in both rising and falling market conditions.  By allocating the Fund's assets to a diverse group of low-correlating alternative sub-strategies, the Fund seeks to produce positive investment returns while attempting to minimize volatility.

Through the various sub-strategies, the Fund invests primarily in equity and fixed income securities of U.S. companies, both directly and indirectly through mutual funds, including open-end funds, closed-end funds and exchange-traded funds (collectively, “Underlying Funds”).  Exchange-traded funds or “ETFs” are registered investment companies that generally seek to track the performance of a particular market index, such as the Standard & Poor's 500, or of a particular segment of the market such as an industry sector or geographic region.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or “junk” bonds.  The Fund defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or determined to be of similar quality by the Fund's Adviser or a sub-adviser.  Such securities are considered speculative investments that carry greater risk of default.  The Fund may hold U.S. Government securities or cash equivalents for collateralization obligations, to pay redemption requests or while pending investment.  The Fund may also invest in commodity-based securities such as Underlying Funds that track the value of precious metals or equity securities of companies involved in the mining, exploration or development of commodities. The Fund may invest in a wide range of instruments, markets and asset classes, including but not limited to U.S. and foreign equities (including equity securities of companies in developing countries or emerging markets), other types of investment companies and derivative investments such as futures and options.  Derivative investments may be used by the sub-advisers for hedging purposes or for speculative purposes.  The Fund (or the Underlying Funds in which the Fund may invest) may sell securities short or leverage its assets through borrowings for investment purposes.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The use of multiple sub-advisers, each utilizing different sub-strategies, could result in a high rate of portfolio turnover for the Fund.  Additionally, because the Fund's assets will be managed by different sub-advisers, it is possible that the Fund will acquire, hold or sell securities it had acquired, held or sold previously, subjecting the Fund to possible increased brokerage commissions related to the same issuer.

The Adviser generally allocates 5% to 15% of the Fund's assets to each principal sub-strategy.   The Adviser may rebalance the allocation on a periodic basis for various reasons, including to maintain the initial asset allocations, or to reallocate assets among the sub-strategies for strategic reasons.  The Adviser may also reduce the allocations to the principal sub-strategies in order to allocate some of the Fund's assets to one or more alternative, non-principal strategies.  Under normal circumstances, the Adviser anticipates that the allocation to any one sub-strategy will not vary by more than plus or minus 20% of the Fund’s assets.

The Adviser utilizes its own proprietary research as well as the research of independent third parties such as statistical reporting organizations to identify suitable sub-advisers and determining an appropriate allocation of the Fund's assets to the various sub-strategies and sub-advisers.

Summary of Principal Investment Sub-Strategies

The Adviser or sub-adviser to each sub-strategy employs a proprietary investment program and invests in various asset classes and investment styles, as indicated below.

1.

Scotia Partners Growth S&P Plus Program (“Scotia Growth”):  Scotia Partners, Ltd. seeks to contribute to the Fund's investment objective by investing directionally long or short in positions linked to the S&P 500 Index using its proprietary quantitative investment model.  Based on the analysis of S&P 500 price data across multiple time frames, the strategy will invest on a leveraged basis (seeking to provide investment returns that correlate up to 200% of the daily performance of the S&P 500 Index).  The strategy will invest in index mutual funds, exchange traded funds and S&P 500 equity futures but may also invest in derivatives.

The strategy attempts to generate high probability trades with a high degree of selectivity. Trades typically have a one- to three-day duration; therefore, the Fund may be in money markets or cash more than 50% of the time.  Because the strategy involves frequent and short-term trading, the strategy could contribute to higher portfolio turnover.  The sub-adviser for the Fund is Scotia Partners, Ltd.

2.

Traub FX Strategy (“FX”):  Traub Capital Management, LLC seeks to contribute to the Fund's investment objective by investing long or short in Foreign Exchange currency futures contracts of major developed nations as directed by its multi-factor, quantitative model.  This sub-adviser expects that by applying its model, which analyzes macroeconomic and financial factors including relative interest and inflation rates, this strategy will generate consistent positive absolute returns.

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The strategy uses multi-factor, quantitative model, which analyzes macroeconomic and financial factors to determine long and short positions in major currencies.  The strategy predicts returns and volatilities for currencies in developed markets, then optimizes potential investments based on risk/reward trade-offs to produce target positions.

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The multi-factor FX model tracks the following macroeconomic and financial factors:

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Inflation

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Interest Rates across developed and emerging markets

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Interest Rate Acceleration

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Interest Rate Movement

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Yield curve characteristics

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Liquidity conditions by looking at corporate credit spreads, emerging market spreads, Swap spreads, volatility of currencies, the correlation between short-term rates and currency returns

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The model is adaptive, such that the factor weights in the model may be updated over time.

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The strategy will invest long or short in the various currencies, including but not limited to: the Australian Dollar, the Canadian Dollar, the Euro, the New Zealand Dollar, the Norwegian Krone, the Swedish Krona, the Swiss Franc, the UK Pound Sterling and the Japanese Yen.

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Because the strategy could involve frequent and short-term trading, the strategy could contribute to higher portfolio turnover and gains generated from this strategy could be classified as short-term capital gains for tax purposes.

3.

CMG Managed HY Bond Strategy (“Managed Bond”):  The Adviser seeks to contribute to the Fund's investment objective by investing in a long-only blend of money market funds and positions in Underlying Funds linked to high yield bonds utilizing a proprietary quantitative and qualitative investment model.  The model identifies opportunities where the short-term and intermediate-term direction of the U.S. high yield market can be predicted with high probability.  The Adviser manages the Managed Bond sub-strategy directly.

The theory behind the Managed Bond sub-strategy is as follows:

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The model looks at daily data such as price, volume, yield spreads and default rates to generate buy, sell and hold signals.

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On buy signals, 100% of the sub-strategy assets are invested in U.S. high yield bond funds.

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On sell signals, sub-strategy assets are exchanged from U.S. high yield bond funds to money market funds.

The Program trades infrequently, buying and selling the investments approximately eight trades times a year.

4.

CMG Cook S&P ETF Trading Strategy (“Cook”):  The Adviser seeks to contribute to the Fund's investment objective by investing long or short in S&P 500 ETFs utilizing a qualitative and quantitative discretionary approach.

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The model uses the “Cook Cumulative Tick” (“CCT”) indicator to determine the short term overbought or oversold condition of the U.S. equity markets and the velocity of those moves.

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The CCT is based on Tick data for equities trading on the NYSE.  A tick is the minimum upward or downward movement in the price of a security.

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The CCT looks to identify a thrust in the tick indicator above or below a certain threshold by measuring the sum total of positive and negative ticks.

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The model generates a long trade when the CCT goes below a certain threshold and generates a short trade when the model goes above a certain threshold.

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The strategy will achieve long or short exposure by investing in equity based exchange traded funds, including inverse funds, based on the S&P 500 index.

Because the strategy could involve frequent and short-term trading, the strategy could contribute to higher portfolio turnover and gains generated from this strategy could be classified as short-term capital gains for tax purposes.

5.

AIFS Active U.S. Treasury Management Strategy:  American Independence Financial Services, LLC seeks to contribute to the Fund's investment objective by investing long and short in U.S. Treasury Bond futures positions utilizing a multi-factor investment model.  By trading U.S. Treasury Bond Futures, long and short on a monthly basis, using interest rate direction signals from its model, which relies on 40 years of publicly available economic data, this sub-adviser expects to produce returns superior to a buy and hold U.S. Treasury indexing strategy..  The theory behind the Treasury sub-strategy is as follows:

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Interest rates follow macroeconomic and valuation principles.

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Bond prices can be forecast with reasonable predictability on a monthly basis.

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Significant returns can be generated by adjusting bond market exposure on a monthly basis.

The sub-adviser uses a multi-factor model to project appropriate monthly fixed income exposure. The monthly cycle of this model is designed to coincide with government economic statistics and data. The overall model methodology applies forecasting tools based on research covering 40 years of history. It utilizes publicly available data and factors that are precisely measurable and devoid of subjective or speculative inputs.

The model produces a signal which forecasts whether Treasury interest rates will rise (Bearish) or fall (Bullish) over the next month along with a forecast of the likelihood or strength of this prediction that determines the optimal duration target for the next month (Fully Bullish, Moderately Bullish, Intermediate, Moderately Bearish, Fully Bearish).

For rising interest rates signal, the sub-advisor invests in U.S. Treasury Bond futures designed to profit in a rising interest environment.  For falling interest rate signal, the sub-advisor invests in U.S. Treasury Bond futures designed to profit in a falling interest rate environment.

6.

CMG System Research Treasury Bond Strategy (“SR”): The Adviser seeks to contribute to the Fund’s investment objective by investing long and short in Long Treasury Bond mutual funds using a quantitative multi-factor model.  The Adviser manages the sub-strategy directly.

The SR strategy utilizes a multi factor model to determine intermediate term trends in the price of the Long Treasury Bond.  The model is based on quantitative indicators applied to the commodity, equity and fixed income markets.  The strategy uses six indicators that have varying weights to determine the strategy’s investment in Long Treasury Bond mutual funds.  The model is comprised of two commodity indicators, two equity market indicators and two fixed income indicators.  Each indicator will generate a signal indicating a long or short position.  The signals are blended based on the following weights in the collective indicators:  30% commodity, 30% equities and 40% fixed income.

The strategy will allocate up to 100% of sub-strategy capital to Long Treasury Bond Funds or to inverse Long Treasury Bond Funds. The sub-strategy uses specialized Underlying Funds to execute its strategy. These Underlying Funds are specifically designed for active portfolios and seek to provide investment returns that correlate to 120% of the daily performance of the current Long Treasury Bond.  The model incorporates a risk management overlay that is designed to lower portfolio exposure during periods of high volatility.in long and short positions in Underlying Funds linked to the performance of the current Long Treasury Bond.  The Adviser believes that by applying a multi-factor quantitative model, the strategy can produce returns in excess of buying and holding U.S. Long Treasury Bond mutual funds.

7.

Heritage Capital Gold Strategy (“Capital Gold”):  Heritage Capital, LLC seeks to contribute to the Fund's investment objective by investing in a long-only blend of money market funds and positions in Underlying Funds investing in precious metal equities.  This sub-adviser expects that by making investments based on its short- to intermediate-term outlook on the gold market, as informed by price momentum and other technical indicators, it can produce returns in excess of a passive buy and hold gold indexing strategy.

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Capital Gold is a qualitative investment strategy in which the sub-adviser considers factors such as price data, price momentum as well as technical indicators, such as candlestick reversals, to identify perceived strength or weakness in the gold market. One of the most significant goals of technical analysis is to identify changes in direction of price action. Because candlesticks give visual insight into market psychology, one of the most useful aspects of candlestick analysis is its ability to suggest changes in the sentiment of the market, and reversals in trend. The strategy will typically invest long when the gold market is weak and may have up to 100% of the sub-strategy assets in cash or money market funds when gold market strength and momentum begins to deteriorate.

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The sub-strategy invests in Underlying Funds that track precious metal indexes such as the Philadelphia Gold and Silver Sector Index.

8.

Anchor Capital Long/Short HY Bond Strategy (“High Yield”):  Anchor Capital Management Group, Inc. seeks to contribute to the Fund's investment objective by investing in cash or hedged or long or short positions in Underlying Funds that are linked to high yield bonds as directed by its proprietary intermediate-trend model.  This sub-adviser expects that by combining cash, hedged, long and short positions in high yield Underlying Funds, the Fund will benefit from superior returns versus a high yield indexing strategy. High Yield utilizes a proprietary quantitative model that evaluates the intermediate trends in high yield bonds.

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High Yield will invest long and short in high-yield Underlying Funds.

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The sub-adviser’s proprietary model provides signals which determine whether to be long, short, hedged or in cash and the level of exposure in each Underlying Fund.

The sub-adviser seeks to manage risk in the High Yield sub-strategy through the investment research process and the portfolio construction process.

9.

Howard Capital Sector Rotation Program (“Howard”): Howard Capital Management, Inc. seeks to contribute to the Fund’s investment objective by rotating positions amongst the Rydex and/or ProFunds equity sector funds.  The strategy takes into account several fundamental and technical factors to determine long trades in US Equity Sector, Equity Index and US Government Bond mutual funds.  The strategy has a two step process. First, the model identifies whether to be long or in cash (money market) based on Howard Capital's proprietary model that analyzes new highs and new lows on the AMEX, NASDAQ and NYSE exchanges over multiple timeframes, creating a short-term (12- week) and long-term (39-week) buy line.  The model will analyze new highs / new lows using moving averages over a short-term basis (10, 20, 30 and 90 days) as well as a long-term basis (6 months to one year). When all of the new highs and new lows across both short and long term timeframes are above the 12 week and 39 week moving average buy lines the model will initiate a long position. When these new highs / new lows drop below the buy lines, the model will move to money market or cash.  If the model indicates the program should be long, a quantitative overlay will identify the top two sector funds that the model should invest in. Daily analysis is done to determine whether the strategy should remain long and whether it should remain in the existing sector allocation or if it should rotate into other sectors with stronger momentum. The program will equally allocate portfolio funds (50/50) to each of the top two sectors identified by the quantitative overlay.  Howard utilizes the buy line methodology as its primary risk management mechanism, determining whether to be invested or to stay in money market. In addition, Howard maintains stop losses on each position. Stop losses are maintained both from the entry point (-8%) of a trade and on a trailing basis as positions make new highs (-11% from highs). In practice, positions are rarely stopped out as the model will reallocate to a higher momentum sector before a stop is hit.

Principal Investment Risks:

Currency Exchange Rate Risk: Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund’s shares.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  To manage currency risk, the Fund may enter into forward currency contracts.  A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. The Fund, however, cannot assure that this technique will be effective.  Currency markets generally are not as regulated as securities markets.

Derivatives Risk:  Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based.  There is no guarantee that the use of derivatives for investment or hedging purposes will be effective or that suitable transactions will be available.  Even a small investment in derivatives (which include futures and options on futures) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to securities markets values and interest rates.  Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

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Futures Risk.  The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk.  Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.  Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified.  Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts.  There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.  Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities.  While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid.  Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.  Additionally, government regulation may further reduce liquidity through similar trading restrictions.  As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.  The successful use of futures depends upon a variety of factors, particularly the ability of the sub-adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular futures strategy adopted will succeed.

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Options Risk. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Fixed Income Risk:  When the Fund invests in fixed income securities or other investment companies that invest primarily in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors impacting fixed income securities include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, prepayment risk and investment-grade securities risk.  These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.  In addition, some of the fixed income securities in which the Fund may invest are sometimes referred to as "high yield" or “junk” bonds.  Such securities are considered speculative investments that carry greater risk of default and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

Foreign Exposure: The Fund could be subject to greater risks because the Fund’s performance may depend on factors other than the performance of securities of U.S. issuers.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. dollars and U.S. Issuers.  The value of foreign currency denominated securities or foreign currency contracts is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments, including foreign currency denominated investments, may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues, whether denominated in U.S. dollars or foreign currencies, could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Gold-Related Securities Risk:  Investments in gold-related securities, such as ETFs and forward and futures contracts, may subject the Fund to greater volatility than investments in traditional securities. The value of gold-related securities may fluctuate due to overall market movements and other factors affecting the value of the price of gold-related securities, such as inflation or inflation expectations, interest rates, currency fluctuations, gold supply and demand, or political and regulatory developments. A fluctuation in the price of gold underlying a derivative security may cause the Fund to lose money.

High-Yield Bond Risk: Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk).  Such securities may also include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Leveraging Risk: Leverage, the speculative practice of borrowing to make additional investments, magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value.  Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations.  For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on the Fund’s portfolio.  Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  Since any decline in value of the Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged.  Leveraging will create interest expenses for the Fund, which can exceed the investment return from the borrowed Fund.  To the extent the investment return derived from securities purchased with borrowed Fund exceeds the interest the Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used.  Conversely, if the investment return from the assets retained with borrowed Fund is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

Liquidity Risk: The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities.  For example, relatively few market makers characterize the secondary markets for high yield debt securities, and the trading volume for high yield debt securities is generally lower than that for higher-rated securities.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.  Less liquid secondary markets also may affect the Fund’s ability to sell securities at their fair value.  The Fund may invest in illiquid securities, which are more difficult to value and to sell at fair value.  If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid, and the proportion of the Fund’s assets invested in illiquid securities may increase.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history.  As a result, their stocks may lack liquidity.  Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries.  In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity.  Possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards might reduce liquidity.  The chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value) will also impact liquidity.  These risks are heightened for investments in developing countries.

Management Style Risk:  The Adviser's proprietary tactical asset allocation methodology and security selection methodology may produce incorrect judgments about the attractiveness, value, relative value and potential appreciation of a particular asset class or security in which the Fund invests or calls it writes and may not produce the desired results.  Each sub-adviser's strategies and judgments are subject to similar risks.

Non-Diversification Risk:  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund’s investment strategies are expected to involve frequent trading which leads to high portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of the Fund’s net performance.

Sector Risk: Sector risk is the possibility that investments within the same sector of the market (such as, but not necessarily including the financial sector, technology sector, energy sector or real estate sector) will decline in price due to sector specific market or economic developments. If the Adviser invests a significant portion of the Fund's assets in a particular sector, the Fund is subject to the risk that those investments are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market segment.  The sectors in which the Fund may be over-weighted will vary.

Short Selling Risk: The Fund (and the Underlying Funds) may engage in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. The value of the Fund’s short positions may equal up to 50% of its net assets. A short sale consists of selling borrowed shares in the hope that they can be bought back later at a lower price. The Fund may be required to pay a fee to borrow the security and to pay over to the lender any payments received on the security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Positions in shorted securities are speculative and more risky than "long" positions (purchases) because the cost of the replacement security is unknown.  Therefore, the potential loss on the short sale is unlimited, whereas the potential loss on long positions is limited to the original purchase price.  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

Stock Market Risk:  Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Underlying Funds Risk:  Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds.  Each other investment company is subject to specific risks, depending on the nature of the fund.

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Mutual Fund Risk.  Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund's investment objective and may temporarily pursue strategies which are inconsistent with the Fund's investment objective.

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Closed-End Fund Risk.  Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund's investment objective.  These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund.  Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

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ETF Risk.  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund.  As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Because the value of ETF shares depends on the demand in the market, the Adviser or a sub-adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.  Additional risks of investing in ETFs are described below:

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ETF Strategy Risk:  Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and commodities.

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ETF Inverse Risk.  Under certain circumstances, the Adviser may invest in ETFs, known as “inverse funds,” which are designed to produce results opposite to market trends.  Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.  Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if a fund’s current benchmark is 100% of the inverse of the Russell 2000 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the Russell 2000 Index goes down 5% then the fund’s value should go up 5%).  Conversely, when the value of the underlying index increases, the value of the fund’s shares tend to decrease on a daily basis (if the Russell 2000 Index goes up 5% then the fund’s value should go down 5%). Additionally, inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  For example, if an inverse ETFs current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETFs value should go up 10%).

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ETF Leverage Risk.  ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  For example, if an ETFs current benchmark is 200% of the S&P 500 Index and the ETF meets its objective, the value of the ETF will tend to increase or decrease twice the value of the change in the underlying index. (e.g., if the S&P 500 Index goes up 10% then the leveraged ETF’s value should go up 20%; conversely, if the S&P 500 Index goes down 10% then the leveraged ETF’s value should go down 20%).

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Net Asset Value and Market Price Risk:  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

Tracking Risk:  ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total net assets, without limitation, in high quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings are available in the Statement of Additional Information, which may be requested toll free by calling 1-866-CMG-9456.

MANAGEMENT

Investment Adviser: CMG Capital Management Group, Inc., located at 150 N. Radnor-Chester Road, Suite A150, Radnor, Pennsylvania 19087, serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs.  The Adviser is responsible for selecting the Fund's investment strategies according to the Fund’s investment objective, polices, and restrictions.  The Adviser was established in 1992 and provides investment advice to individuals, corporations, pension and profit sharing plans, trusts, a private investment fund, and other organizations.

The Adviser uses both proprietary and third-party research in selecting sub-advisers and allocating assets to the Fund’s various sub-strategies.  The Adviser may consult with various entities that provide such research. One such entity is John Mauldin.  Mr. Mauldin is a prolific writer and financial expert, and is a three time New York Times Best-selling author including Just One Thing and Bull’s Eye Investing.  He is also editor of the financial market commentary letter, Thoughts from the Frontline, which goes to over 1,000,000 readers each week. He is president of Millennium Wave Investments. A Texas registered investment adviser.

The Fund pays the Adviser monthly, based on an annual management fee equal to 1.75% of the average daily net assets of the Fund.  The Adviser pays each sub-adviser a portion of these fees.  The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until August 31, 2012, to ensure that Net Annual Fund Operating Expenses for each class of shares (exclusive of any front-end or contingent deferred sales loads, Distribution and Shareholder Servicing (12b-1) fees, taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired or underlying fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs)  will not exceed 2.50% of the Fund’s average daily net assets attributable to such class of shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. The Board of Trustees (the “Board” or “Trustees”) may terminate this expense reimbursement arrangement at any time.  Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance. During the fiscal year ended April 30, 2011, the Adviser earned 1.75% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement and the Sub-Advisory Agreements is provided in the Fund’s annual shareholder report dated April 30, 2011.

Investment Adviser Portfolio Managers: The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

Stephen Blumenthal has been the President and Chief Executive Officer of the Adviser since 1994.  Since 1994, Mr. Blumenthal has been providing investment advisory services to private clients using similar investment strategies as the Fund’s.  Mr. Blumenthal is the Portfolio Manager responsible for the day-to-day management of the Fund’s Managed Bond sub-strategy.  Mr. Blumenthal began his investment career at Merrill Lynch Institutional in 1984, later moving to Merrill Lynch Retail.  From 1989 to 1994 he was Vice President of Investments with Prudential Securities. CMG Capital Management Group, Inc. was established in 1992.  Mr. Blumenthal holds a Bachelors Degree in Accounting from Penn State University. He is a former Chairman, President and Director of NAAIM, a national organization of Registered Investment Advisers and Hedge Fund Managers, representing more than $15 billion in combined member firm assets under management.  He holds the FINRA Series 63 and Series 65.

The Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

SUB-ADVISERS AND PORTFOLIO MANAGERS

American Independence Financial Services, LLC (“AIFS”), located at 335 Madison Avenue, Mezzanine, New York, NY 10017, is the sub-advisor to the Fund’s Active U.S. Treasury Management Strategy.  AIFS was established in 2005 and provides investment advice to individuals, institutions and investment companies.

AIFS Portfolio Managers:  Mr. T. Kirkham ‘Kirk’ Barneby and Mr. Glenn Dorsey are primarily responsible for the day-to-day management of the ATM Bull/Bear Strategy.  Mr. Barneby joined AIFS in 2008 as Chief Strategist & Portfolio Manager, Taxable Fixed Income.  At AIFS he utilizes a proprietary discipline, grounded in economic theory of interest rate behavior, to manage interest rate exposure or risk.  Prior to AIFS Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC from 2004 to 2008, employing quantitatively-oriented fixed income and multi-strategy investment approaches.  Previously, he headed an investment group at UBS New York from 1985 to 2003 that managed equity and bond portfolios with roughly $7 billion in assets.  Earlier, in the 1980s, Mr. Barneby was part of a team at Continental Can that made asset allocation decisions for the company’s pension plan.  He began his career in the Economics Department at First National City Bank (Citibank).

Mr. Dorsey joined AIFS in January 2009 and is responsible for the day-to-day management and trading of the Active Treasury Management and Active Treasury Management Long/Short strategies, as well as the fixed income portion of the AIFS NestEgg Fund family.  He also assists Mr. Barneby with research and the Interest Rate Scorecard.  Prior to joining AIFS, Mr. Dorsey founded Reveille Asset Management in 2006.  Prior to starting Reveille, Mr. Dorsey was a portfolio manager with Jamison Prince Asset Management from 2005 to 2006, Lyon Stubbs & Tompkins from 1994 to 2005, Mitchell Hutchins from 1990 to 1994 and Bankers Trust Company from 1980 to 1989.  Mr. Dorsey has been in the financial services industry for 25 years and is a Chartered Financial Analyst.

Anchor Capital Management Group, Inc. (“Anchor”), located at 16140 Sand Canyon Avenue, Suite 101, Irvine, California 92618, is the sub-adviser to the Fund’s High Yield.   Anchor was established in 1996 and provides investment advice to individuals, corporations, pension and profit sharing plans, charitable and other organizations.

Anchor Portfolio Manager: Mr. Eric Leake is primarily responsible for the day-to-day management of the Fund’s High Yield and Stratus sub-strategies.  Mr. Leake is a founding partner and Chief Investment Officer of Anchor, where he has served as Chief Investment Officer and portfolio manager for Anchor’s separate accounts since 1996.  He is a level II Chartered Market Technician, member of the Market Technicians Association (MTA), American Association of Professional Technical Analysts (AAPTA), National Association of Active Investment Managers (NAAIM), and advisory board member to Rydex Financial Services, LLC.  Mr. Leake graduated from Azusa Pacific University in 1992.

Heritage Capital, LLC (“Heritage”), located at 1 Bradley Road, Suite 202 Woodbridge CT 06525, is the sub-adviser to the Fund’s Capital Gold sub-strategy.  Heritage was established in 2003 and provides investment advice to individuals and corporations.

Heritage Portfolio Manager: Mr. Paul Schatz of Heritage is primarily responsible for the day-to-day management of the Fund’s Capital Gold sub-strategy. Prior to founding Heritage Capital in 2003, Mr. Schatz served as Chief Investment Officer for a regional firm, Beneficial Capital, from 1993 to 2002, specializing in equity model development and implementation.  Mr. Schatz also served as a portfolio manager for Tripoint Asset Management from 2006-2008.  Mr. Schatz graduated from the University of Rochester in 1988 with a Bachelors Degree in Political Science and a minor in Economics.

Howard Capital Management, Inc.( “Howard”), located at 555 Sun Valley Drive Suite B-4, Roswell, GA 30076, is the sub-adviser with respect to the Fund’s Sector Rotation sub-strategy.  Howard was established in November 2000.

Howard Portfolio Manager:  Mr. Vance Howard is primarily responsible for the day-to-day management of the Fund’s Sector Rotation sub-strategy.   Mr. Howard serves as President of Howard Capital Management, Inc.  He graduated from Sam Houston State University with a Bachelors degree in General Business.  Prior to creating Howard Capital, Mr. Howard served as a financial advisor to Cambridge Legacy Advisors, Inc. as well as a financial representative for several organizations including Cambridge Legacy Securities, IMS Securities, Rushmore Securities Corporation and Northstar Securities.

Scotia Partners, Ltd. (“Scotia”), located at 436 Ridge Road, Spring City, PA 19475, is the sub-adviser to the Fund’s Scotia Growth sub-strategy.  Scotia is responsible for selecting the Fund's investments with respect to said strategy according to the Fund’s investment objective, polices, and restrictions.  Scotia was established in 2006 and provides investment advice to individuals and pension and profit sharing plans.

Scotia Portfolio Manager: Mr. Clifford Montgomery of Scotia is primarily responsible for the day-to-day management of the Fund’s S&P Plus sub-strategy.  Prior to founding Scotia Partners, Ltd. in 2006, Mr. Montgomery worked as a research analyst for Theta Investment Research, LLC from 2003 to 2006.  Mr. Montgomery was awarded the Chartered Financial Analyst designation in 2005.  Mr. Montgomery graduated from Messiah College with a B.S. in Accounting in 1997 and with a B.S. in Environmental Science in 1998.

Traub Capital Management, LLC (“Traub”), located at 97 Chapel Street, Needham, Massachusetts 02492, is the sub-adviser to the Fund’s Traub FX sub-strategy.  Traub is responsible for selecting the Fund's investments with respect to said strategy according to the Fund’s investment objective, polices, and restrictions.  Traub was established in 2003 and provides investment advice to individuals and pension and profit sharing plans.

Traub Portfolio Manager: Mr. Heydon D. Traub of Traub is primarily responsible for the day-to-day management of the Fund’s Traub FX sub-strategy.  Prior to founding Traub Capital Management, LLC in 2003, Mr. Traub was a Principal and Senior Vice President of State Street Global Advisors (“SSgA”) and head of its Global Asset Allocation team worldwide from 1999 to June 2003.  Mr. Traub holds a B.A. degree in Economics from Brandeis and an M.B.A. degree in Finance and Accounting from the U. of Chicago. He is a Chartered Financial Analyst (CFA), a member of the Boston Security Analysts Society (BSAS), and currently is an instructor for the BSAS CFA program.

The Fund’s Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

HOW SHARES ARE PRICED

The public offering price and net asset value (“NAV”) are determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the NASDAQ National Market System (“NASDAQ”) for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board.  In these cases, each Fund’s net asset value will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing its NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio occur before the Fund prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV or the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Fund invests.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes two classes of shares offered by the Fund. The main differences between each class are sales charges and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Both classes of shares in the Fund represent interest in the same portfolio of investments in the Fund.

Class A Shares: Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%

Class C Shares: Class C shares of the Fund are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under the Plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

How to reduce your sales charge: You may be eligible to purchase Class A Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you may combine your new purchases of Class A Shares with the shares of any other Class A Shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A Shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of any Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•

Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A Shares of the Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A shares. If you have redeemed Class A Shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A Shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers: The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund sponsored by the Advisor or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Advisor.

•

Employees of the Advisor and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

•

Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

•

Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

•

Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The Distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of non-Fund shares where those shares were subject to a front-end sales charge (sometimes called an NAV transfer).

Sales Charge Exceptions: You will not pay initial sales charges on Class A Shares purchased by reinvesting dividends and distributions.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “Fees and Expenses” Section of this Prospectus. You also may wish to consult with your financial advisor for advice with regard to which share class would be most appropriate for you.

Promotional Incentives on Dealer Commissions: The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributors discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

CMG Absolute Return Strategies Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. Fund for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number to the above address. Make all checks payable to “CMG Absolute Return Strategies Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third-party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC (“GFS” or “Transfer Agent”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check returned to the Transfer Agent for insufficient Fund.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s Distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-866-CMG-9456 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day Fund via wire. The Fund will normally accept wired Fund for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day Fund.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic Fund transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on specified days of each month into your established Fund account. Please contact the Fund at 1-866-CMG-9456 for more information about the Fund’s Automatic Investment Plan.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-866-CMG-9456 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Minimum and Additional Investment Amounts: The minimum initial investment to open an account is $25,000 ($5,000 for retirement accounts). The minimum subsequent investment is $1,000.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.

When Your Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase includes:

•

the name of the Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application corresponding to the type of account you are opening, or a completed investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum)

•

a check payable to “CMG Absolute Return Strategies Fund”

HOW TO REDEEM SHARES

Redeeming Shares: You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail
CMG Absolute Return Strategies Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redeeming by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds can be sent by mail to the address designated on your account, wired directly to your existing account in any commercial bank or brokerage firm or electronic funds transferred to your existing bank account in the United States as designated on your application.  To redeem by telephone, call 1-866-CMG-9456.  The redemption proceeds normally will be sent by mail, wire or electronic funds transfer within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redeeming through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire/Electronic Funds Transfer: If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $25,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-866-CMG-9456.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund’s assets). The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption will not be processed until the check for your purchase has cleared (usually within 10 days).

Good Order: Your written redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless you are redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request the redemption proceeds be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you wish to change the bank or brokerage account that you have designated on your account;

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if, shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $5,000 ($2,000 for retirement account), the Fund may notify you that, unless the account is brought up to the appropriate account minimum within 30 days of the notice, your account could be closed.  This will not apply to any account balances that drop below the minimum due to a decline in NAV. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gain annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares.  You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund may harm all fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other potentially disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently commits staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy.”

Though this method involves judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy.

If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Funds.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Funds are offered on a continuous basis.

Distribution Fees:  The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.40% and 1.00% of the Fund's average daily net assets attributable to Class A and Class C shares, respectively.

The Fund’s distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees

Additional Compensation to Financial Intermediaries:  The Fund’s distributor, its affiliates, and the Fund’s Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-866-CMG-9456 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by BBD, LLP, whose report, along with the Fund's financial statements, are included in the Fund's April 30, 2011 annual report, which is available upon request.

	Class A
	Year Ended April 30, 2011	Year Ended April 30, 2010*
Net Asset Value, Beginning of Year	$ 9.63	$ 10.00

Increase (Decrease) From Operations:
Net investment loss(a)	(0.13)	(0.17)
Net gain (loss) from securities
(both realized and unrealized)	0.49	(0.20)
Total from operations	0.36	(0.37)

Net Asset Value, End of Year	$ 9.99	$ 9.63

Total Return(b)	3.74%	(3.70)%

Ratios/Supplemental Data
Net assets, end of year (000s)	$ 119,680	$ 105,869
Ratio of expenses to average net assets (c)	2.51%	2.67%
Ratio of net investment loss
to average net assets(c) (d)	(1.39)%	(1.72)%

Portfolio Turnover Rate	4,523%	4,424%

*The Fund commenced operations on May 1, 2009.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each year.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class C
	Year Ended April 30, 2011	Year Ended April 30, 2010*
Net Asset Value, Beginning of Year	$ 9.58	$ 10.00

Increase (Decrease) From Operations:
Net investment loss(a)	(0.19)	(0.22)
Net gain (loss) from securities
(both realized and unrealized)	0.49	(0.20)
Total from operations	0.30	(0.42)

Net Asset Value, End of Year	$ 9.88	$ 9.58

Total Return(b)	3.13%	(4.20)%

Ratios/Supplemental Data
Net assets, end of year (000s)	$ 4,193	$ 2,922
Ratio of expenses to average net assets (c)	3.11%	3.27%
Ratio of net investment loss
to average net assets(c) (d)	(1.96)%	(2.32)%

Portfolio Turnover Rate	4,523%	4,424%

*The Fund commenced operations on May 1, 2009.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each year.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

     Privacy Notice

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

CMG ABSOLUTE RETURN STRATEGIES FUND

Adviser	CMG Capital Management Group, Inc. 150 N. Radnor-Chester Road, Suite A150, Radnor, Pennsylvania 19087
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Fund’s Statement of Additional Information dated September 1, 2011, (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investment is also available in the Fund’s Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI, the annual report, the semi-annual report, to request other information about the Fund, or to make shareholder inquires about the Fund, please call 1-866-CMG-9456 or visit the Fund’s website at www.CMGARSfunds.net. You may also write to:

CMG Absolute Return Strategies Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street NE, Washington, D.C. 20549-0102.

Investment Company Act File # 811-21720

CMG Absolute Return Strategies Fund

 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-866-CMG-9456